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EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Moore Wallace Incorporated, a corporation continued under the laws of Canada (the "Corporation"), hereby certifies, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the Corporation for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                                 /s/ Mark A. Angelson
Dated:  August 7, 2003                           -------------------------------
                                                 Name:  Mark A. Angelson
                                                 Title: Chief Executive Officer

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                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Moore Wallace Incorporated, a corporation continued under the laws of Canada (the "Corporaton"), hereby certifies, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the Corporation for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                              /s/ Mark S. Hiltwein
Dated:  August 7, 2003                        ----------------------------------
                                              Name:  Mark S. Hiltwein
                                              Title: Executive Vice President,
                                                     Chief Financial Officer